UNITED STATES
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 27, 2005

                            ------------------------
                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        001-16531                                       06-159-7083
 (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 299 Park Avenue
                            New York, New York 10171
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On December 27, 2005, General Maritime Corporation (the "Company") issued a press release announcing the pricing of its previously announced cash tender offer for any and all of its outstanding 10% Senior Notes due 2013 (the "Notes").

The tender offer and consent solicitation are being made pursuant to an Offer to Purchase for Cash and Solicitation of Consents, dated December 15, 2005 (the "Offer to Purchase"), and a related Letter of Transmittal and Consent, which more fully set forth the terms and conditions of the tender offer and consent solicitation. Holders who tender their Notes must consent to certain proposed amendments to the Indenture, dated as of March 20, 2003 (the "Indenture"), under which the Notes were issued, to eliminate substantially all of the restrictive covenants and certain default provisions in the Indenture, and the execution of a supplemental indenture to amend the Indenture accordingly.

The Company also announced that it has amended the Offer to Purchase to change the proposed amendments such that the proposed amendments would no longer eliminate, and would leave substantially unchanged, the events of default in the Indenture based on insolvency acts or orders.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by General Maritime Corporation on
                  December 27, 2005.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL MARITIME CORPORATION
                                        (Registrant)



                                        By:  /s/ Jeffrey D. Pribor
                                             -----------------------------
                                        Name:  Jeffrey D. Pribor
                                        Title: Chief Financial Officer



Date:      December 27, 2005